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                                  EXHIBIT 23.1
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[MCGLADREY & PULLEN LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-89924) of our report, dated January 26, 1996, which appears on page F1 of COMBANCORP's Annual Report on Form 10-K for the year ended December 31, 1995.

Pasadena, California
March 28, 1996                                           McGladrey & Pullen, LLP

/S/ McGladrey & Pullen, LLP